Exhibit 99.2
Driving a Faster, Smarter Shift Toward a Modern Energy Economy Think Equity Conference Company Presentation October 30, 2025 OTC: CNTM

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are based on current expectations, estimates, and projections about the industry and markets in which ConnectM Technology Solutions, Inc. (“ConnectM” or the “Company”) operates, as well as management’s beliefs and assumptions. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the Company’s future financial performance, growth strategy, market opportunity, product development, regulatory outlook, proposed uplisting to a national securities exchange, and potential acquisitions or other strategic transactions. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied by these forward-looking statements due to various factors, including, but not limited to, risks described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, ConnectM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Driving a Faster, Smarter Shift Toward a Modern Energy Economy Safe Harbor Statement This presentation may include certain non-GAAP financial measures. These measures should be considered in addition to, but not as a substitute for, financial information prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are available in the Company’s SEC filings. 02

03 ConnectM is a constellation of modern energy economy themed companies Keen Labs, our wholly owned sub, contains the Company’s software platforms, AI models, and tech products ConnectM operates as a tech-enabled services firm powered by Keen Labs tech Driving a Faster, Smarter Shift Toward a Modern Energy Economy Who Are We?

Driving a Faster, Smarter Shift Toward a Modern Energy Economy 04 Experienced Management Team Bhaskar Panigrahi Chairman & CEO Nayeem Hussain President Corporate Development Bala Padmakumar Vice-Chairman & Office of Technology Girish Subramanya CTO & Managing Director, India Ryan Fant EVP, Head of Global Ops Mahesh Choudhury SVP, Finance & Compliance Kevin Stateham SVP, Business Development John Pitcavage President of Home & Building Electrification Tom Judge SVP, Business Development

16 Fact Sheet Year Founded 2019 Headquarters Marlborough, MA Employee Count 165 Annual revenue run rate $36M Granted Patents Held by management & trusted institutional holders 75% 05 12

ConnectM

Focus Areas in Massive & Growing Markets

Virtual Power Plants

B2B in a $2T market

AI Powered Heat Pump

Cross-selling platform

~40% margins

31 B2B & Service Provider customers

60-90% revenue recognition via MSA

Smart Mobility

Connectivity + SaaS in a **$60B market**

Micro-mobility + e-Buses

High margin software subscription fee

42 OEM & Enterprise customers

120%+ organic YoY growth

Smart Logistics

Pure software solution in a **$165B+ market**

Uber + FedEx functionality

20% Transaction Fee

$1M/month and growing U.S. footprint

Driving a Faster, Smarter Shift Toward a Modern Energy Economy

06

Driving a Faster, Smarter Shift Toward a Modern Energy Economy Valuable & Proven Tech Platforms 07 AI-Powered VPP Platform Smart climate systems with world-leading efficiency for residential, commercial and industrial applications. The foundation for AI-powered VPPs for homes and buildings. Smart Mobility Platform Visual displays, connectivity, and backend software for mobility OEMs like Motovolt, Volvo, and Ashok Leyland. Last-Mile Logistics Platform Fleet optimization, route intelligence, and a comprehensive fleet management dashboard for last mile delivery providers.

8 Our platform transforms connected HVAC assets into grid-interactive Virtual Power Plants—enabling energy optimization, demand response, & recurring value for partners Accelerating the Transition to an All-Electric Future≈ VPP for Homes and Buildings White labeled hardware Connectivity Module Software Platform

9 Our hardware embeds OEM customers within our connected operations ecosystem—driving data continuity, platform stickiness, and recurring value. Accelerating the Transition to an All-Electric Future≈ White labeled hardware Connectivity Module Software Platform Smart Mobility

- 10 Accelerating the Transition to an All-Electric Future≈ Smart Logistics Last-Mile Delivery Pure software solution in a $165B+ market Uber + FedEx functionality 20% Transaction Fee $1M/month and growing U.S. footprint

Accelerating the Transition to an All-Electric Future≈ Keen Lab's data platform integrates data from our focus areas to enable new high margin products and services 11 Network Flywheel More Data Better AI models More Customer Value Increased Adoption 120K+ electrified assets today 30GBs of data collected daily Remote asset management AI-driven insights/value

1 Pricing risk with better actuarial data 2 3 Cybersecurity of connected physical assets (vehicles, drones, robots, HVAC) Utility computing & next-gen VPPs Keen Labs Future Data Monetization Pathways Three Key Areas of Potential Data Monetization: 12

Expanding Enterprise Customer Base 42 OEM and Enterprise customers $2 Billion+ customer funnel/pipeline Expansion to infrastructure providers Driving a Faster, Smarter Shift Toward a Modern Energy Economy 13

ConnectM Revenue & Gross Profit (2021-2025E) Driving a Faster, Smarter Shift Toward a Modern Energy Economy ~85% CAGR (2021–2025E) with gross profit expanding 17X—demonstrating scalability & improving margins. 14 0 5 10 15 20 25 30 Amount ($M) 2021 Year Gross Profit ($M) COGS ($M) 35 Revenue ($M) 2022 2023 2024 2025E

Keen Labs Typecast Financial Trends (2023-2025E) Driving a Faster, Smarter Shift Toward a Modern Energy Economy Strong multi-year growth trajectory with ~80% CAGR and clear path to profitability 0.0 2.5 5.0 7.5 10.0 12.5 15 17.5 Revenue ($M) 20 2023 2024 2025E -60 -50 -40 -30 -20 -10 0 -10 EBITDA Margin (%) Year EBITDA Margin (%) Revenue ($M) 15

ConnectM + Keen Labs Key Takeaways 16 Keen Labs utilizes ConnectM’s exclusive distribution network to expand its innovation platform Operational efficiency is driven by measured SG&A control and scalable unit economics Well-positioned to grow within robotics, AI data centers, and advanced energy storage applications Driving a Faster, Smarter Shift Toward a Modern Energy Economy

October 30, 2025 OTC: CNTM Driving a Faster, Smarter Shift Toward a Modern Energy Economy Thank You!